Exhibit 10.7.7

Execution Version

AMENDMENT NO. 7

and

SCHEDULED DETERMINATION

OF THE BORROWING BASE

dated as of October 15, 2009

to the CREDIT AGREEMENT

dated as of November 21, 2006

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

BANC OF AMERICA SECURITIES LLC,

Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 7 AND

SCHEDULED DETERMINATION OF THE BORROWING BASE

AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of October 15, 2009 under the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent proposes to continue the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following definition is hereby added where alphabetically appropriate to read:

“Convertible Preferred Stock” means the Borrower’s 8.5% Convertible Perpetual Preferred Stock issued on January 21, 2009, par value $0.001 per share, liquidation preference of $100 per share and with the terms set forth in the Certificate of Designation of the 8.5% Convertible Perpetual Preferred Stock.

(b) The definition of “Consolidated EBITDAX” in Section 1.01 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) by adding the word “and” at the end of clause (e) thereof and (iii) by adding the new clause (f) that reads in its entirety as follows:

“cash expenses and restructuring charges (whether cash or non-cash) incurred in connection with the acquisition of any entity or line of business permitted hereunder, including, solely in connection with the acquisition of Crusader Energy Group Inc., bankruptcy expenses;”

(c) Section 7.06(d) of the Credit Agreement is amended by deleting the word “and” after the end of clause (ii) thereof and inserting the following new clause “(iv)” immediately following clause (iii) thereof:

“so long as no Default, Event of Default or Borrowing Base Deficiency exists at the time of such payment, the Borrower may pay regular semi-annual cash dividends on shares of its Convertible Preferred Stock issued prior to October 1, 2009 in an amount not exceeding $8.50 per share per annum; and”

(d) Schedule 3 to the form of Compliance Certificate (Exhibit D of the Credit Agreement) is amended by adding the following line item after “+ other non-cash expenses”:

“+ acquisition-related cash expenses and restructuring charges (cash or non-cash)”

SECTION 3. Proposal to Continue the Current Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to continue the current amount of the Borrowing Base, which is $985,350,000 (having previously been reduced from $1,095,000,000 by operation of Section 7.03(n) of the Credit Agreement).

SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the continuation of the current amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.

SECTION 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 8 hereof, (i) the representations and warranties set forth in Article V of the Credit Agreement will be true and correct and (ii) no Default or Event of Default will have occurred and be continuing.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Proposed, Consented to and Accepted by:

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

Approved by:

BORROWER

SANDRIDGE ENERGY, INC.

By:	/s/ Dirk M. Van Doren
Name: Dirk M. Van Doren
Title: Chief Financial Officer

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

LENDERS

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

ALLIED IRISH BANKS P.L.C.

By:	/s/ Edward M. Fenk
Name: Edward Fenk
Title: Vice President

By:	/s/ James P. Giordano
Name: James Giordano
Title: Assistant Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

BARCLAYS BANK PLC

By:	/s/ Sam Yoo
Name: Sam Yoo
Title: Assistant Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

THE BANK OF NOVA SCOTIA

By:	/s/ W. Keith Buchanan
Name: W. Keith Buchanan
Title: Managing Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

BANK OF OKLAHOMA, N.A.

By:
Name:
Title:

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Assistant Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

BNP PARIBAS

By:	/s/ Polly Schott
Name: Polly Schott
Title: Director

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

CALYON NEW YORK BRANCH

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

By:	/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

COMERICA BANK

By:	/s/ Peter L. Sefzik
Name: Peter L. Sefzik
Title: Senior Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

COMPASS BANK

By:
Name:
Title:

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Enrique Landaeta
Name: Enrique Landaeta
Title: Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

FORTIS CAPITAL CORP.

By:	/s/ Ilene Fowler
Name: Ilene Fowler
Title: Director

By:	/s/ Stephen R. Staples
Name: Stephen R. Staples
Title: Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

GOLDMAN SACHS BANK USA

By:	/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

MIDFIRST BANK

By:	/s/ Shawn D. Brewer
Name: Shawn D. Brewer
Title: Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Slye
Name: David Slye
Title: Senior Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

STERLING BANK

By:
Name:
Title:

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: General Manager

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

SUN TRUST BANK

By:	/s/ Peter Panos
Name: Peter Panos
Title: Director

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

UNION BANK, N.A. (f/k/a Union Bank of California, N.A.)

By:	/s/ Randall Osterberg
Name: Randall Osterberg
Title: Senior Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bruce E. Hernandez
Name: Bruce E. Hernandez
Title: Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base

WELLS FARGO BANK, NA

By:	/s/ Dustin S. Hansen
Name: Dustin S. Hansen
Title: Vice President

Signature Page to Amendment No. 7 and Scheduled Determination of the Borrowing Base